As filed with the Securities and Exchange Commission on September 2, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  June 30, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

Dear Shareholder:

The U.S. stock market started out strong during the 12-month time period ending June 30, 2010, but began to weaken during the last three months of our fiscal year.  The Russell 3000R Index, the benchmark for your fund, returned 15.72% during this 12-month time period.  The Class A shares of the fund lagged the Russell 3000R Index over the same time period with a total return of 13.13% for the one year period ending June 30, 2010.   The Class C shares, which were launched on July 1, 2009, also lagged generating a return of 11.45% during the time period beginning July 1, 2009 and ending June 30, 2010.  The Russell 3000R Index during this same time period recorded a return of 15.06%.

The fund’s performance over the twelve-month period was driven by three broad issues.  The first was due to poor stock selection within the consumer discretionary sector, specifically our suffered due to concerns about the firm’s Standard & Poor’s credit rating business and our investment in Best Buy suffered due to concerns about demand for consumer electronics.  Second, our investments within the biotechnology industry, specifically our holdings of Gilead Sciences and Genzyme, lagged due to a combination of company-specific issues and concerns about healthcare reform.  Gilead Sciences, the leading provider of HIV drugs, suffered due to unexpected price cuts both here, in the United States, and abroad.  As for Genzyme, manufacturing issues are preventing the company from shipping enough product to meet demand.  Finally, our investment in Transocean, the owner of Deepwater Horizon (the oil rig that sank in the Gulf of Mexico), also hurt the fund’s performance.  In all of these cases, we have thoroughly reviewed our rationale for investment and remain confident that they should eventually contribute to the portfolio’s long-term performance.  Our positive contributors for the period include Ariba, NII Holdings and Estee Lauder.  Ariba, a small-cap technology company, has benefitted from improving business fundamentals.  NII Holdings, a small-cap wireless communications provider in South America, has gained due to strong subscriber growth.  Finally, Estee Lauder, a leading cosmetics provider, has profited from improving demand as well as from operational improvements.

Over the twelve-month time period ending June 30, 2010, we made several changes to the fund.  Within the consumer discretionary sector, we added two new names, Time Warner Cable and Ford Motor Company.  We added Time Warner Cable because we believe the company has strong cash flow characteristics that are not fully appreciated by the market.  We like Ford due to the cyclical recovery we foresee within the auto industry and due to the organizational improvements the company’s management team has made over the past couple of years.  Within the industrials sector, we sold our investment in Alliant Techsystems because our investment thesis came to fruition and was reflected in the price.  We replaced it with Cooper Industries, an electrical equipment provider, which should benefit if the economy recovers.  Within healthcare, we sold the shares of Pfizer the fund received when Pfizer purchased the fund’s holding in Wyeth for a combination of cash and stock.  We also sold the shares of Furiex Pharmaceuticals the fund received from its investment in Pharmaceutical Product Development. Within the information technology sector, we eliminated the fund’s investment in Applied Materials and used the proceeds to initiate a position in Qualcomm.  Our investment rationale in Applied Materials was not playing out and we are attracted to Qualcomm’s growth potential in third and fourth generation mobile phones and devices.  Finally within financials, we sold our position in Annaly Mortgage Management to reduce the fund’s interest rate exposure and started a new investment in Redwood Trust, to increase the fund’s credit exposure.

As we mentioned at the beginning of our letter, market sentiment changed over the past twelve months from one of optimism to one of pessimism.  Headlines versus bottom lines are ruling the day and the markets.  Colorful colloquialisms such as “double dip”, “new normal”, “austerity measures”, “the lost decade” and “flash crash” have permeated the public lexicon worldwide, eroding confidence in business, governments, currencies, and consequently, the equity markets as well.  Additionally, investors and businesses alike have been forced to navigate a sea of change with respect to new legislation regarding health care reform, financial regulation and accounting measures.  However, bottom lines and fundamentals tell a different tale.  Corporate balance sheets (on the whole) are strong, inventories are lean, productivity is up and corporate profitability is near all time highs.  Reports from transportation and shipping companies indicate increasing volumes and tonnage - a sign that economic activity is heading in a positive direction.

Just as we believe investors ignored the excessive optimism at the turn of this century, so too we believe investors are ignoring the excessive pessimism in the markets today.  As bottom-up fundamental investors, we consider equity valuations very attractive, particularly within the current low interest rate environment.  That said, we have concerns about the long-term implications of ever-increasing sovereign debt levels.  Once again, the U.S. finds itself on the precipice of deflation versus inflation where worries of lower asset prices meet concerns over currency devaluation.  Many feel that gold wealth is the answer.  As for us, we prefer to invest in well-managed companies with strong market positions and long-term potential growth opportunities, purchased at attractive valuations, that we believe should serve our clients best in the long term. Consequently, we continue to maintain our strategy of being over weight in small- and medium-sized companies as we believe these companies should do better in an expanding economy.  Furthermore, we will continue to favor those companies positioned for growth, which should also benefit from economic expansion.  We thank you for confidence in Davidson Investment Advisors and our Multi-Cap Core Fund.

Sincerely,

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Because the fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The fund will bear its shares of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs. The fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Cash Flow: the excess of cash revenues over cash outlays in a give period of time (not including noncash expenses).

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Davidson Fund is distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Core Fund
Comparison of the change in value of a hypothetical $10,000 investment in the
Davidson Multi-Cap Core Fund - Class A vs. the Russell 3000 Index

Average Annual Total Return:		Since Inception
	1 Year	8/11/2008	7/1/2009*
Class A (with sales load)	7.51%	-11.26%	—
Class A (without sales load)	13.13%	-8.82%	—
Class C (with deferred sales load)	—	—	10.45%
Class C (without deferred sales load)	—	—	11.45%
Russell 3000® Index	15.72%	-9.30%	15.06%
* Not annualized

Total Annual Fund Operating Expenses : 3.52% (Class A); 4.27% (Class C)

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge ("CDSC") except that a charge of 1% applies to certain redemptions made within seven calendar days, following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held one year or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or  redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000®  Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable  U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Multi-Cap Core Fund
Expense Example at June 30, 2010 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both Class A and Class C at the beginning of the period and held for the entire period (01/01/10 - 6/30/10).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% and 1.90% per the advisory agreement for Class A and Class C, respectively. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 - 6/30/10

Actual	$1,000.00	$946.30	$5.55
Hypothetical (5% return	$1,000.00	$1,019.09	$5.76
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%  multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Core Fund
Expense Example at June 30, 2010 (Unaudited)

Class C
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 6/30/10

Actual	$1,000.00	$942.30	$9.15

Hypothetical (5% return	$1,000.00	$1,015.37	$9.49
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Core Fund
Sector Allocation of Portfolio Assets - June 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

Davidson Multi-Cap Core Fund
Schedule of Investments
June 30, 2010

Shares	COMMON STOCKS - 98.93%	Value

	Aerospace Product and Parts Manufacturing - 2.07%
7,370	United Technologies Corp.	$478,387
	Agencies, Brokerages, and Other Insurance Related Activities - 1.93%
19,050	Principal Financial Group, Inc.	446,532
	Basic Chemical Manufacturing - 1.56%
4,750	Praxair, Inc.	360,952
	Beverage Manufacturing - 1.98%
7,495	PepsiCo, Inc.	456,820
	Communications Equipment Manufacturing - 4.31%
23,985	Cisco Systems, Inc. (a)	511,120
14,775	QUALCOMM, Inc.	485,211
		996,331
	Computer and Peripheral Equipment Manufacturing - 4.54%
1,990	Apple, Inc. (a)	500,544
4,435	International Business Machines Corp.	547,634
		1,048,178
	Couriers and Express Delivery Services - 1.60%
5,280	FedEx Corp.	370,181
	Data Processing, Hosting, and Related Services - 2.02%
10,230	Fiserv, Inc. (a)	467,102
	Depository Credit Intermediation - 7.90%
13,470	JPMorgan Chase & Co.	493,137
11,655	State Street Corp.	394,172
30,175	TCF Financial Corp.	501,207
17,020	Wells Fargo & Co.	435,712
		1,824,228
	Electric Lighting Equipment Manufacturing - 2.29%
12,005	Cooper Industries PLC (b)	528,220
	Electric Power Generation, Transmission and Distribution - 1.82%
14,735	Black Hills Corp.	419,505
	Electronics and Appliance Stores - 1.75%
11,950	Best Buy Co., Inc.	404,627

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
Schedule of Investments
June 30, 2010

Shares	COMMON STOCKS - 98.93%, continued	Value

	Engine, Turbine, and Power Transmission Equipment Manufacturing - 1.47%
23,605	General Electric Co.	$340,384
	Grain and Oilseed Milling - 1.65%
14,710	Archer-Daniels-Midland Co.	379,812
	Health and Personal Care Stores - 3.28%
8,125	Medco Health Solutions, Inc. (a)	447,525
11,610	Walgreen Co.	309,987
		757,512
	Insurance Carriers - 2.10%
11,965	StanCorp Financial Group, Inc.	485,061
	Jewelry, Luggage, and Leather Goods Stores - 1.69%
8,300	Blue Nile, Inc. (a)	390,764
	Life Sciences Tools & Services - 0.00%
1	Furiex Pharmaceuticals, Inc. (a)	10
	Medical and Diagnostic Laboratories - 1.97%
6,035	Laboratory Corporation of America Holdings (a)	454,737
	Medical Equipment and Supplies Manufacturing - 3.93%
6,155	3M Co.	486,184
6,215	Becton, Dickinson & Co.	420,258
		906,442
	Motor Vehicle Manufacturing - 1.49%
34,060	Ford Motor Co. (a)	343,325
	Natural Gas Distribution - 2.08%
10,240	Sempra Energy	479,130
	Newspaper, Periodical, Book, and Directory Publishers - 2.13%
17,435	McGraw-Hill Companies, Inc.	490,621
	Office Furniture (including Fixtures) Manufacturing - 2.07%
25,355	Herman Miller, Inc.	478,449
	Oil and Gas Extraction - 6.36%
10,315	Baker Hughes, Inc.	428,794
6,190	Devon Energy Corp.	377,095

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
Schedule of Investments
June 30, 2010

Shares	COMMON STOCKS - 98.93%, continued	Value

	Oil and Gas Extraction - 6.36% (continued)
13,810	Marathon Oil Corp.	$429,353
5,026	Transocean Ltd. (a)(b)	232,855
		1,468,097
	Other Electrical Equipment and Component Manufacturing - 1.75%
8,020	Energizer Holdings, Inc. (a)	403,246
	Other General Merchandise Stores - 1.43%
6,035	Costco Wholesale Corp.	330,899
	Other Information Services - 1.84%
955	Google, Inc. - Class A (a)	424,927
	Other Investment Pools and Funds - 1.60%
25,300	Redwood Trust, Inc. (c)	370,392
	Other Telecommunications - 1.66%
11,760	NII Holdings, Inc. (a)	382,435
	Petroleum and Coal Products Manufacturing - 3.84%
8,120	Exxon Mobil Corp.	463,408
31,550	Frontier Oil Corp.	424,348
		887,756
	Pharmaceutical and Medicine Manufacturing - 5.02%
8,165	Amgen, Inc. (a)	429,479
7,230	Genzyme Corp. (a)	367,067
10,585	Gilead Sciences, Inc. (a)	362,854
		1,159,400
	Residential Building Construction - 1.41%
33,220	D.R. Horton, Inc.	326,553

	Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing - 1.86%
12,415	E.I. du pont de Nemours & Co.	429,435
	Scientific Research and Development Services - 1.79%
16,300	Pharmaceutical Product Development, Inc.	414,183
	Soap, Cleaning Compound, and Toilet Preparation Manufacturing - 3.13%
5,920	Church & Dwight Co., Inc.	371,243
6,305	Estee Lauder Companies, Inc. - Class A	351,378
		722,621

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
Schedule of Investments
June 30, 2010

Shares	COMMON STOCKS - 98.93%, continued	Value

	Software Publishers - 5.90%
28,590	Ariba, Inc. (a)	$455,439
16,235	Intuit (a)	564,491
10,770	MICRO Systems, Inc. (a)	343,240
		1,363,170
	Wired Telecommunications Carriers - 3.79%
9,770	Time Warner Cable, Inc.	508,821
13,040	Verizon Communications, Inc.	365,381
		874,202

	TOTAL COMMON STOCKS (Cost $23,145,150)	22,864,626

Shares	SHORT-TERM INVESTMENTS - 0.58%	Value

134,502	Fidelity Institutional Government Portfolio - Class I, 0.04% (c)	134,502
	TOTAL SHORT-TERM INVESTMENTS (Cost $134,502)	134,502

	TOTAL INVESTMENTS IN SECURITIES (Cost $23,279,652) - 99.51%	22,999,128
	Other Assets in Excess of Liabilities - 0.49%	112,393
	NET ASSETS - 100.00%	$23,111,521

(a) Non-income producing security.
(b) U.S. traded security of a foreign issuer.
(c) Rate shown is the 7-day yield as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2010

ASSETS
Investments in securities, at value (identified cost $23,279,652)	$22,999,128
Receivables
Fund shares sold	157,891
Dividends and interest	17,095
Due from Advisor (Note 4)	7,020
Prepaid expenses	19,868
Total assets	23,201,002

LIABILITIES
Payables
Fund shares redeemed	17,978
12b-1 fees	23,388
Audit fees	20,200
Transfer agent fees and expenses	7,336
Fund accounting fees	6,350
Custody fees	4,032
Administration fees	3,370
Legal fees	2,759
Shareholder reporting	2,409
Chief Compliance Officer fee	1,500
Accrued expenses	159
Total liablities	89,481

NET ASSETS	$23,111,521

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$17,922,462
Shares issued and outstanding [unlimited number of shares (par value
$0.01) authorized]	1,432,470
Net asset value and redemption price per share	$12.51
Maximum offering price per share (Net asset value per share divided
by 95.00%)	$13.17

Class C
Net assets applicable to shares outstanding	$5,189,059
Shares issued and outstanding [unlimited number of shares (par value
$0.01) authorized]	417,634
Net asset value and offering price per share (Note 1)	$12.42

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued

COMPONENTS OF NET ASSETS
Paid-in capital	$23,449,249
Accumulated net realized loss on investments	(57,204)
Net unrealized depreciation on investments	(280,524)
Net assets	$23,111,521

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENT OF OPERATIONS For the year ended June 30, 2010

INVESTMENT INCOME
Dividends	$243,807
Interest	269
Total investment income	244,076

Expenses
Advisory fees (Note 4)	117,264
Transfer agent fees and expenses (Note 4)	43,298
Administration fees (Note 4)	41,000
Distribution fees - Class A (Note 5)	38,670
Distribution fees - Class C (Note 5)	25,725
Fund accounting fees (Note 4)	38,018
Custody fees (Note 4)	23,669
Audit fees	20,200
Legal fees	15,392
Registration fees	14,440
Reports to shareholders	8,923
Chief Compliance Officer fee (Note 4)	8,500
Trustee fees	6,581
Insurance expense	3,153
Other expenses	4,127
Total expenses	408,960
Less: advisory fee waiver and absorbtion (Note 4)	(182,199)
Net expenses	226,761
Net investment income	17,315

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	247,240
Net change in unrealized appreciation on investments	505,611
Net realized and unrealized gain on investments	752,851
Net Increase in Net Assets Resulting from Operations	$770,166

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	August 11, 2008*
	June 30, 2010	through
		June 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$17,315	$51,827
Net realized gain (loss) on investments	247,240	(300,789)
Net change in unrealized appreciation (depreciation) on investments	505,611	(786,135)
Net increase (decrease) in net assets resulting from operations	770,166	(1,035,097)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(44,012)	(23,046)
Class C	(5,739)	—
Total distributions to shareholders	(49,751)	(23,046)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	12,924,699	10,524,550

Total increase in net assets	13,645,114	9,466,407

NET ASSETS
Beginning of period	9,466,407	—
End of period	$23,111,521	$9,466,407

Undistributed net investment income at end of period	$—	$28,781

(a) A summary of share transactions is as follows:

	Class A
	Year Ended June 30, 2010		August 11, 2008* through June 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	621,482	$8,054,691	873,047	$10,706,876
Shares issued on reinvestments of distributions	3,332	43,086	2,289	23,046
Shares redeemed**	(46,191)	(605,661)	(21,489)	(205,372)
Net increase	578,623	$7,492,116	853,847	$10,524,550

** Net of redemption fees of		$—		$750

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Class C
	July 1, 2009*
	through
	June 30, 2010

	Shares	Paid-in Capital
Shares sold	435,415	$5,673,829
Shares issued on reinvestments of distributions	404	5,209
Shares redeemed	(18,185)	(246,455)
Net increase	417,634	$5,432,583

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund - Class A
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended	August 11, 2008*
	June 30, 2010	through
		June 30, 2009

Net asset value, beginning of period	$11.09	$15.00

Income from investment operations:
Net investment income	0.03	0.10	^
Net realized and unrealized gain (loss) on investments	1.43	(3.96)
Total from investment operations	1.46	(3.86)

Less distributions:
From net investment income	(0.04)	(0.05)
Total distributions	(0.04)	(0.05)

Redemption fees retained	—	0.00	^#

Net asset value, end of period	$12.51	$11.09

Total return	13.13%	-25.72	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$17,922	$9,466
Ratio of expenses to average net assets:
Before expense reimbursement	2.17%	3.51	%†
After expense reimbursement	1.15%	1.15	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	-0.82%	-1.33	%†
After expense reimbursement	0.20%	1.03	%†
Portfolio turnover rate	16.78%	22.58	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund - Class C
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	July 1, 2009*
	through
	June 30, 2010

Net asset value, beginning of period	$11.17

Income from investment operations:
Net investment loss	(0.07	)^
Net realized and unrealized gain on investments	1.35
Total from investment operations	1.28

Less distributions:
From net investment income	(0.03)
Total distributions	(0.03)

Net asset value, end of period	$12.42

Total return	11.45	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,189
Ratio of expenses to average net assets:
Before expense reimbursement	2.86	%†
After expense reimbursement	1.90	%†
Ratio of net investment loss to average net assets:
Before expense reimbursement	-1.50	%†
After expense reimbursement	-0.54	%†
Portfolio turnover rate	16.78	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2010

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Core Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.  The Fund currently offers Class A shares and Class C shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will assess Class C redemptions a 1% Contingent Deferred Sales Charge on Fund shares held for one year or less, unless the dealer of record waived its commission. The Fund’s Class A shares and Class C shares commenced operations on August 11, 2008 and July 1, 2009, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the 2009 open tax year, or expected to be taken in the Fund's 2010 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2010 – continued

results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended June 30, 2010, the Fund made the following permanent tax adjustments on the statement of assets & liabilities:

Undistributed	Accumulated Net
Net Investment	Realized
Income/(Loss)	Gain/(Loss)
$3,655	$(3,655)

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year June 30, 2010, the Fund retained no redemption fees.

G.	Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).

The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the year ended June 30, 2010, the Fund did not hold any derivative instruments.

H.
Events Subsequent to the Fiscal Year End:  The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2010 through the date the financial statements were issued.  There were no events or transactions that occurred that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2010 – continued

These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes - Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2010:

Summary of inputs continued to page 21

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2010 – continued

	Level 1	Level 2	Level 3	Total
Equity
Construction	$326,553	$—	$—	$326,553
Finance and Insurance	3,126,213	—	—	3,126,213
Health Care and Social
Assistance	454,747	—	—	454,747
Information	4,002,457	—	—	4,002,457
Manufacturing	10,348,553	—	—	10,348,553
Mining	1,039,302	—	—	1,039,302
Professional, Scientific
and Technical Services	414,183	—	—	414,183
Retail Trade	1,883,802	—	—	1,883,802
Transportation and
Warehousing	370,181	—	—	370,181
Utilities	898,635	—	—	898,635
Total Equity	22,864,626	—	—	22,864,626

Short-Term Investments	134,502	—	—	134,502

Total Investments in
Securities	$22,999,128	$—	$—	$22,999,128

New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2010, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2010, the Fund incurred $117,264 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by aggregate annual operating expenses to 1.15% and 1.90%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2010 – continued

reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended June 30, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $182,199; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2012	$118,212
2013	182,199
$300,411

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2010, the Fund incurred $41,000 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the year ended June 30, 2010, the Fund incurred $38,018 in fund accounting fees and $36,321 in transfer agent fees.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended June 30, 2010, the Fund incurred $23,669 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $290,598 in front-end sales charges resulting from sales of the Class A shares.  For the year ended June 30, 2010, the Distributor paid front-end sales charges of $280,563 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees on Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the year ended June 30, 2010, the Distributor paid $56,346 in up-front sales commissions on Class C shares.

Certain officers of the Fund are employees of the Administrator.

For the year ended June 30, 2010, the Fund was allocated $8,500 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of the Class A and Class C shares’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial

Davidson Multi-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS at June 30, 2010 - continued

to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended June 30, 2010, the Class A and Class C paid the Distributor $38,670 and $25,725, respectively. For the year ended June 30, 2010, DAD received $22,063 and $12 in 12b-1 fees from Class A and Class C, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,916,239 and $2,926,643, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 was as follows:

	June 30, 2010	June 30, 2009

Ordinary income	$49,751	$23,046

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$23,293,934

Gross tax unrealized appreciation	1,931,652
Gross tax unrealized depreciation	(2,226,458)
Net tax unrealized depreciation	(294,806)

Undistributed ordinary income	—
Undistributed long-term capital gain	5,590
Total distributable earnings	5,590

Other accumulated gains/(losses)	(48,512)
Total accumulated earnings/(losses)	$(337,728)

(a) The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

At June 30, 2010, the Fund deferred, on a tax basis, post-October losses of $48,512.

At June 30, 2010, the Fund utilized capital losses of $107,794.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Davidson Multi-Cap Core Fund

We have audited the accompanying statement of assets and liabilities of The Davidson Multi-Cap Core Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended and the period August 11, 2008 (commencement of operations) thru June 30, 2009.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material -Cap Core Fund as of June 30, 2010, the results of its operations, respects, the financial the changes in its net assets and the financial highlights for the year then ended and the period August 11, 2008 (commencement of operations) thru June 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2010

Davidson Multi-cap Core Fund
NOTICE TO SHAREHOLDERS at June 30, 2010 (Unaudited)

For the year ended June 30, 2010, certain dividends paid by the Davidson Multi-Cap Core Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Davidson Multi-Cap Core Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2010 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-877-332-0529.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Davidson Multi-Cap Core Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

				Number of
				Portfolios
			Principal	in Fund
	Position	Term of Office	Occupation	Complex
Name, Address	Held with	and Length of	During Past Five	Overseen by	Other
and Age	the Trust	Time Served	Years	Trustee(2)	Directorships Held

Michael D. LeRoy	Trustee	Indefinite term	President, Crown	1	Independent
(age 62, dob 8/14/1947)		since December	Capital Advisors,		Trustee from 2004
615 E. Michigan Street		2008.	LLC (financial		to 12/1/2008,
Milwaukee, WI 53202			consulting firm)		Bjurman, Barry
			(2000 to present).		Funds (3
					portfolios);
					Independent
					Trustee from
					12/1/2008 to
					5/1/2009, B.B.
					Funds (1 portfolio);
					Director, Wedbush
					Bank.

Donald E. O’Connor	Trustee	Indefinite term	Retired; former	1	Trustee, The
(age 74, dob 6/18/1936)		since February	Financial		Forward Funds (35
615 E. Michigan Street		1997.	Consultant and		portfolios).
Milwaukee, WI 53202			former Executive
			Vice President and
			Chief Operating
			Officer of ICI
			Mutual Insurance
			Company (until
			January 1997).

George J. Rebhan	Trustee	Indefinite term	Retired; formerly	1	Independent
(age 75, dob 7/10/1934)		since May 2002.	President, Hotchkis		Trustee from 1999
615 E. Michigan Street			and Wiley Funds		to 2009, E*TRADE
Milwaukee, WI 53202			(mutual funds)		Funds.
			(1985 to 1993).

George T. Wofford	Trustee	Indefinite term	Retired; formerly	1	None.
(age 70, dob 10/8/1939)		since February	Senior Vice
615 E. Michigan Street		1997.	President, Federal
Milwaukee, WI 53202			Home Loan Bank
			of San Francisco.

Davidson Multi-Cap Core Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) – continued

Interested Trustee

Number of
Portfolios
			Principal	in Fund
	Position	Term of Office	Occupation	Complex
Name, Address	Held with	and Length of	During Past Five	Overseen by	Other
and Age	the Trust	Time Served	Years	Trustee(2)	Directorships Held

Joe D. Redwine(3)	Interested	Indefinite term	President, CEO,	1	None.
(age 62, dob 7/9/1947)	Trustee	since September	U.S. Bancorp Fund
615 E. Michigan Street		2008.	Services, LLC
Milwaukee, WI 53202			(May 1991 to
present).

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman and Chief Executive	Indefinite term	President, CEO, U.S. Bancorp
(age 62, dob 7/9/1947)	Officer	since September	Fund Services, LLC (May 1991
615 E. Michigan Street		2007.	to present).
Milwaukee, WI 53202
Douglas G. Hess	President and Principal	Indefinite term	Vice President, Compliance and
(age 42, dob 7/19/1967)	Executive Officer	since June 2003.	Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC
Milwaukee, WI 53202			(March 1997 to present).

Cheryl L. King	Treasurer and Principal	Indefinite term	Assistant Vice President,
(age 48, dob 8/27/1961)	Financial Officer	since December	Compliance and
615 E. Michigan Street		2007.	Administration, U.S. Bancorp
Milwaukee, WI 53202			Fund Services, LLC (October
1998 to present).

Michael L. Ceccato	Vice President, Chief	Indefinite term	Vice President, U.S. Bancorp
(age 52, dob 9/11/1957)	Compliance Officer and AML	since September	Fund Services, LLC (February
615 E. Michigan Street	Officer	2009.	2008 to present); General
Milwaukee, WI 53202			Counsel/Controller, Steinhafels,
Inc. (September 1995 to
February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel,
(age 45, dob 4/16/1965)		since June 2007.	U.S. Bancorp Fund Services,
615 E. Michigan Street			LLC (May 2006 to present);
Milwaukee, WI 53202			Senior Counsel, Wells Fargo
Funds Management, LLC (May
2005 to May 2006); Senior
Counsel, Strong Financial
Corporation (January 2002 to
April 2005).

Davidson Multi-Cap Core Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) - continued

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-332-0529.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

This page intentionally left blank.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202 877-332-0529

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP CORE FUND ANNUAL REPORT June 30, 2010

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$17,400	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   8/31/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   8/31/10

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   8/31/10

* Print the name and title of each signing officer under his or her signature.